UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  September  11,  2003

                                Azco Mining, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)



         Delaware                    0-20430                  84-1094315
----------------------------  ------------------------  -----------------------
(State or other jurisdiction  (Commission File Number)      (IRS  Employer
    of incorporation)                                   Identification  Number)


 7239  El  Mirage  Road,  Glendale,  AZ                          85307
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's  telephone  number,  including  area  code:  (623)  935-0774
                                                          ---------------


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

None.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

None.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

None.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

None.


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ITEM  5.  OTHER  EVENTS.

None.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTOR'S

Effective,September 11, 2003, the following directors of Azco Mining Inc. resigned, Mr. Paul A Hodges, Mr. Stanley A. Ratzlaff and Mr. M. William
Lightner. Due to its current financial situation Azco Mining Inc. is unable to fund the renewal of its directors and officers insurance. Mr. Lawrence G. Olson remains as the CEO, President and Chaiman of the Board of Azco Mining Inc.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

None.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AZCO  MINING,  INC.

                                       _________________________________________
                                       Ryan  Modesto,  Vice  President  Finance

Dated:  September  17,  2002


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